SECOND AMENDMENT TO
                         MANAGED CARE ALLIANCE AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into this 9th day of May, 2005 by and between CIGNA Health Corporation, for and on behalf of its CIGNA Affiliates (individually and collectively, "CIGNA"), and Gentiva CareCentrix, Inc. ("MCA").

                               W I T N E S S E T H

WHEREAS, CIGNA and MCA entered into a Managed Care Alliance Agreement which became effective January 1, 2004 (the "Agreement") whereby MCA agreed to provide or arrange for the provision of certain home health care services to Participants, as that term is defined in the Agreement;

WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth below;

NOW THEREFORE, CIGNA and MCA agree as follows:

     1. Effective July 1, 2005, the Agreement is amended to extend to CIGNA's Massachusetts, Maine, New Hampshire, Rhode Island and Vermont markets.

     2. Effective July 1, 2005, the Agreement is amended to add Exhibit XXV - CIGNA NEW ENGLAND, attached hereto.

     3. The parties agree that Paragraph 10 of the Amendment to the Agreement dated January 1, 2005 is null and void as of the effective date of such Amendment and shall have no force and effect.

To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

This Amendment shall take effect commencing on April 15, 2005

IN WITNESS WHEREOF, CIGNA and MCA have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION


By:
      -------------------------------------
Its:       Senior Vice President
      -------------------------------------
Dated:
      -------------------------------------


GENTIVA CARECENTRIX, INC.


By:
      -------------------------------------
Its:      President and COO
      -------------------------------------
Dated:
      -------------------------------------

                                   EXHIBIT XXV

                                CIGNA NEW ENGLAND

     Effective July 1, 2005, the Agreement shall extend to CIGNA's Massachusetts, Maine, New Hampshire, Rhode Island and Vermont (collectively "New England") markets. The terms and conditions of the Agreement, including the applicable Program Attachments, shall apply to Covered Services provided to Participants in New England ("CIGNA New England Participants") except as otherwise provided in this Amendment.

A.   Transition of Existing Patients/Provider Issues

     Effective July 1, 2005, MCA is responsible for the coordination of all new Covered Home Care Services for CIGNA New England Participants. CIGNA will direct Participating Providers, and coordinators of home care, and CIGNA Health Facilitation Center personnel to utilize MCA as the sole source of Covered Home Care Services for CIGNA New England Participants.

     No later than April 1, 2005, CIGNA and MCA agree to cooperate in good faith to establish a transition plan for CIGNA New England Participants. As part of that plan:

          o A process to identify CIGNA New England Participants for transition, as may be required, will be developed. This process will include CIGNA requesting active CIGNA New England Participant patient lists from all Participating Providers of Covered Home Care Services in New England and authorizing MCA to contact those Participating Providers on behalf of CIGNA. Best efforts shall be made to produce an initial listing of CIGNA New England Participants subject to transition, with periodic updates with additional CIGNA New England Participant names identified over the April to June 2005 time period.
          o CIGNA will provide each CIGNA New England Participant identified for transition with a transition notice as required by state regulations as soon as practicable following the issuance of the initial or subsequent transition listings. MCA and Represented Providers will be responsible for patient transition activities subsequent to notice from CIGNA.
          o MCA will contact all Represented Providers and notify them of the requirement to cease all billings to CIGNA for all Covered Home Care Services and commence billing for such Covered Home Care Services through MCA.

     Further, CIGNA will:

          o Terminate or suspend any direct agreements with any CIGNA New England Participating Provider of Covered Home Care Services for HMO, Gatekeeper and PPO Program Plans, effective June 30, 2005.

B.   Compensation and Billing.

     CIGNA and MCA agree that the terms and conditions applicable to the compensation portions of the Agreement, Exhibits, the applicable Program Attachments and rate schedules shall be applicable to Covered Home Care Services provided to CIGNA New England Participants, except as otherwise provided in this Amendment.

     Notwithstanding the capitation rate set forth in the Agreement, should the Baseline PMPM as calculated in Section C below entitled "Baseline PMPM Rate" be below * PMPM, then the capitation rate for CIGNA New England HMO Program and Gatekeeper Program Participants will be the Baseline PMPM as defined


*Confidential Treatment Requested
     and calculated in Section C below * (the "NE CAP PMPM") per member per month effective July 1, 2005. The NE CAP PMPM rate shall be effective from July 1, 2005 up to and including December 31, 2005. The NE CAP PMPM rate will be allocated among the existing HMO Program and Gatekeeper Program membership based on the weighted average of membership within each Program.

     If the Baseline PMPM is at or above *, then the NE CAP PMPM shall be * for the term of this Amendment.

     Between June 1, 2005 and June 30, 2005, MCA shall be reimbursed for all Covered Home Care Services at the existing fee-for-service rates applicable to each Program. CIGNA and MCA agree to Amend the Agreement under: (1) Exhibit A to the HMO Program Attachment - Fee For Service, Reimbursement For Other Services, Rate Area Designations; (2) Exhibit A to the PPO & Indemnity Program Attachment, Reimbursement For Other Services, Rate Area Designations; and (3) Exhibit A to Gatekeeper Program Attachment - Fee For Service, Reimbursement For Other Services, Rate Area Designations to identify Massachusetts and Rhode Island as Rate Area and Rate Designation*.

C.   Baseline PMPM Rate.

     Attachment 1 Identified TINS contains a listing of Tax Identification Numbers (TINs) for those providers that have historically provided Covered Home Care Services to CIGNA New England Participants. Each TIN is designated on Attachment 1 as either "*" or "*". Attachment 2 Master List of HCPCs represents a listing of Covered Home Care Services provided to CIGNA New England Participants. On Attachment 2, each HCPC is designated as "*" services or "*" services.

     No later than *, CIGNA shall provide MCA with a "* Report" for CIGNA New England Participants covered under Commercial HMO, Gatekeeper FlexCare and Open Access/Open Access Plus plans (the "CIGNA New England Managed Care Participants") which will detail any * which meets all of the criteria listed below for the purpose of establishing the Baseline PMPM:

     HCPC code on the Master List of HCPCs
     Date of Service (*)
     * date (*)

     The * Report shall include the following fields:

     Provider TIN
     Provider Name
     Product Code
     HCPC Code
     *
     *
     Date of Service
     Diagnosis Code
     *
     Member ID

     MCA shall conduct a review of the * Report. Any Provider TIN(s) that appear on the * Report but do not appear on Attachment 1 Identified TINS will be reviewed and designated, as may be mutually agreed upon based on previously agreed definitions of setting, as either "*" (*) or "*" (*). Attachment 1 will then be amended to reflect the additional TINs. Any TIN on the * Report with a TIN designated as "*" will not be considered in determining the Baseline PMPM. However, should additional information become available to


*Confidential Treatment Requested
     appropriately categorize a provider which either has no TIN and/or no provider name as *, such provider may be redefined.

     The "*" shall be the sum of services on the * Report which meets the criteria below:

     TINs with a designation "*"
     HCPCs with a designation "*" services
     Service rendered to CIGNA New England Managed Care Participant

     No later than *, CIGNA will provide a report of its monthly membership of CIGNA New England Managed Care Participants for the period *. The "Baseline Membership" will be the summation of this monthly membership for the defined period. The Baseline PMPM shall be determined using the following:

                                        *
                               -------------------
                               Baseline Membership

D.   Monthly Reporting

     Commencing in *, for services provided on or after *, CIGNA will provide MCA with a monthly report detailing any * to CIGNA New England Participants that contained a HCPC code listed on Attachment 2 (the "Leakage Report") no later than the * day of each month, excluding month one (*). The Leakage Report shall contain the following information:

     Provider TIN
     Provider Name
     Product Code
     HCPC Code
     *
     *
     Date of Service
     *
     Diagnosis Code
     Member ID
     Covered lives for the preceding month.

     Should a monthly Leakage Report not be received within * day of the * day of the month following the month that is the subject of the Leakage Report, then for the purposes of the Reconciliation detailed in section E, any * by CIGNA in the calendar month that is the subject of the delayed Leakage Report*. For example, if the * Leakage Report *

E.   Reconciliation.

     No later than *, CIGNA shall provide MCA with a "Period Close Leakage Report" for the CIGNA New England Participants which will detail any * which meets all of the criteria listed below:

     HCPC code on the Master List of HCPCs;
     Dates of Service (*); and,
     * date *

     The Period Close Leakage Report shall include the following fields:


*Confidential Treatment Requested

     Provider TIN
     Provider Name
     Product Code
     HCPC Code
     *
     *
     Date of Service
     *
     Diagnosis Code
     Member ID

     The parties acknowledge and agree that in the event of CIGNA's inability to provide a Period Close Leakage Report to MCA no later than *.

     The Leakage PMPM shall be calculated as follows:

     MCA shall conduct a review of the Period Close Leakage Report. Any Provider TIN(s) that appear on the Period Close Leakage Report but do not appear on Attachment 1 Identified TINS will be reviewed and designated, as may be mutually agreed upon based on previously agreed definitions of setting, as either "*" or "*". Attachment 1 will then be amended to reflect the additional TINs. Any TIN on the Period Close Leakage Report with a TIN designated as "*" will not be considered in determining the Leakage PMPM.

     The * shall be the sum of services on the "Period Close Leakage Report" which meets the criteria below:

     TINs with a designation "*"
     HCPCs with a designation "*" services
     Services rendered to CIGNA New England Managed Care Participants

     Effective PMPM

     The * Baseline Membership will be the sum of the monthly membership for CIGNA New England Managed Care Participants for each month during the period *. The * Baseline Membership shall include all months in this time period whether or not CIGNA * Leakage Report *

     The Effective PMPM will be the sum of:

          1.   *
          2.   *;
          3.   *"*"; and,
          4.   *  as set forth in this Section E.

     Divided by:

     The * Baseline Membership

F.   Leakage Reconciliation

     If the * exceeds the *, then * will be entitled to * (1) * or (2) *. If the
     * is less than the *, no * is due *. The parties acknowledge and agree that the reconciliation process outlined in this Amendment shall be the exclusive and sole recourse available to * New England Managed Care Participants.


*Confidential Treatment Requested

G.   Cost Reconciliation to *

     a. If the * is less than the *, then the variance shall be called the *. For example, if the *.

     b. No later than *, MCA will calculate an Actual PMPM as being the * which meet the following criteria:

          Dates of Service (*)
          * date (*)
          * under the capitated arrangement for sevices meeting guidelines for CIGNA New England Participants covered under HMO Program and Gatekeeper Program plans

          The Cost PMPM is calculated as the NE CAP PMPM less *.

          In the event that the * exceeds the *, then * will occur. * shall be entitled to *, but in no event shall that * exceed the value of the *. For example, the NE CAP PMPM is * and Cost PMPM is *, then MCA shall be entitled to (*) and would have no recourse for the remaining *. Example 2: *. Example 3, the NE CAP PMPM is *, then MCA shall be entitled to * and would have no recourse for the remaining *.

     c. * will * through an adjustment to the * for * New England Participants covered under HMO Program and Gatekeeper Program plans for the * or, in the event that the *.


*Confidential Treatment Requested

Attachment 1 - Identified TINS

--------------------------------------------------------------------------------------------------------
TIN (Formatted)    Provider Name (As provided by CHC)                      Exhibit Designation
--------------------------------------------------------------------------------------------------------
*                  *                                                     *
--------------------------------------------------------------------------------------------------------


*Confidential Treatment Requested

Attachment 2 - Master List of HCPCs

---------------------------------------------
HCPC              Exhibit Designation
---------------------------------------------
*               *
---------------------------------------------


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